UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 11, 2005

MILASTAR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 0-5105

DELAWARE (State or other jurisdiction of incorporation or organization)	13-2636669 (I.R.S. Employer Identification No.)

7317 West Lake Street, Minneapolis, MN 55426 (Address of principal executive offices)	(952) 929-4774 (Telephone number)

Not Applicable

Former name, former address and former fiscal year, if changed since last report.

MILASTAR CORPORATION AND SUBSIDIARIES

Item 5.02 Change in Director

Milastar Corporation has announced the death of J. Russell Duncan, Director. Mr. Duncan died on Friday, August 5, 2005. He was 88.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this interim report to be signed on its behalf by the undersigned, there unto duly authorized.

MILASTAR CORPORATION
/s/ DENNIS J. STEVERMER
Dennis J. Stevermer Vice President Treasurer, Principal Financial and Accounting Officer

Dated: August 11, 2005